Tuesday March 30, 2004

Press Release

Source:	Farmers National Banc Corp. Frank L. Paden, President 20 South Broad St. P.O. Box 555 Canfield, OH 44406 330-533-3341 330-533-0451 (FAX) Email: exec@fnbcanfield.com

Exhibit 99.1

     CANFIELD, Ohio (March 30, 2004) - Farmers National Banc Corp. today filed an amendment to its previously filed Form 10-K. Specifically, The Amended Form 10-K was filed solely to provide technical compliance with Section 404 of the Sarbanes-Oxley Act of 2002 regarding management certification. No amendments were made to the financial and non-financial disclosures contained in the Form 10-K previously filed by the Company.